SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 8-13-2002

MakeMusic! Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192	41-1716250
(Commission File Number)	(IRS Employer Identification No.)

6210 Bury Drive
Eden Prairie, Minnesota 55346
(Address of Principal Executive Offices and Zip Code)

952-937-9611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES

Item 9. Regulation FD Disclosure.

     On August 13, 2002, Philip Sean Lafleur, Chief Executive Officer, and Barbara S. Remley, Chief Financial Officer, of MakeMusic! Inc. (Company) each submitted correspondence to the Securities and Exchange Commission (SEC) pursuant to pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certifying that:

     (1)  The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Limitation on Incorporation by Reference.

     Pursuant to general instruction B.2. of Form 8-K, the information in this report and in the attached exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MakeMusic! Inc.

	By	/s/Barbara S. Remley

Date: August 13, 2002		Barbara S. Remley,
Chief Financial Officer